UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2012 (August 10, 2012)

THE CHEFS’ WAREHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35249	20-3031526
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Ridge Road
Ridgefield, Connecticut		06877
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 894-1345

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K/A (the “Amendment”) is being filed by The Chefs’ Warehouse, Inc. (the “Company’”) to amend Item 9.01 of the Current Report on Form 8-K filed by the Company on August 13, 2012 (the “Closing 8-K”), which was filed in connection with the completion, on August 10, 2012, of the previously announced acquisition of Michael’s Finer Meats, LLC. In response to Items 9.01(a) and 9.01(b) in the Closing 8-K, the Company indicated that it would file the required information by amendment, as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. The Amendment hereby amends, restates and replaces in its entirety Item 9.01 of the Closing 8-K with Item 9.01 below. No other modification to the Closing 8-K is being made by this Amendment.

Item 1.01.	Entry into a Material Definitive Agreement

On August 10, 2012, The Chefs’Warehouse Mid-Atlantic, LLC (“Mid-Atlantic”), a Delaware limited liability company and indirectly wholly-owned subsidiary of the Company and The Chefs’ Warehouse Parent, LLC (“Parent” and together with Mid-Atlantic, the “Buyer Parties”), a Delaware limited liability company and wholly-owned subsidiary of the Company, entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Michael’s Finer Meats, LLC (“Michael’s”), a Delaware limited liability company, and the owners of the equity interests in Michael’s and certain of its affiliated entities (the “Seller Parties”), pursuant to which the Buyer Parties acquired, on that date, 100% of the equity interests of Michael’s and certain of its affiliated entities (collectively, the “Seller Entities”) for approximately $54.3 million in cash (the “Purchase Price”), resulting in the Seller Entities becoming indirect, wholly-owned subsidiaries of the Company (the “Michael’s Transaction”). The Purchase Price is subject to a post-closing working capital adjustment as described in the Purchase Agreement. The Buyer Parties financed the Purchase Price paid to the Seller Parties with borrowings under the Company’s current revolving credit facility. The terms of the Purchase Agreement are summarized below.

The Purchase Agreement contains customary representations and warranties and covenants from the Buyer Parties and the Seller Parties, including representations and warranties about Michael’s business, assets, operations, and liabilities. Pursuant to the Purchase Agreement, certain of the Seller Parties and the Buyer Parties are, subject to certain temporal and financial limitations, obligated to indemnify each other for, among other things, losses resulting from breaches or misrepresentations under the Purchase Agreement. The Buyer Parties deposited approximately $5.4 million of the Purchase Price in an escrow account to satisfy claims made by the Buyer Parties under the terms of the Purchase Agreement. The amount deposited in the escrow account not then subject to pending indemnification claims of the Buyer Parties or previously released from the escrow account will be released to certain of the Seller Parties in approximately one-third increments at each of the six (6) month, twelve (12) month and eighteen (18) month anniversaries of the closing.

In connection with the Michael’s Transaction, certain of the owners and key employees of Michael’s have agreed not to compete with the Buyer Parties or their affiliates in various geographic locations for varying periods of time.

The foregoing description of the Purchase Agreement entered into in connection with the Michael’s Transaction does not purport to be a complete description of the parties’ rights and obligations under the Purchase Agreement. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement filed herewith as Exhibit 2.1.

Item 7.01.	Regulation FD Disclosure

A copy of the press release issued by the Company announcing the closing of the Michael’s Transaction is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of Michael’s Finer Meats, LLC. as of December 25, 2011 and December 26 2010, and for the years ended December 25, 2011, December 26, 2010 and December 27, 2009, and the notes thereto are filed as Exhibit 99.2 to this Amendment.

The unaudited financial statements of Michael’s Finer Meats, LLC as of June 24, 2012 and June 26, 2011, and for the six months ended June 24, 2012 and June 26, 2011, and the notes thereto are filed as Exhibit 99.3 to this Amendment.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information reflecting the acquisition of Michael’s Finer Meats, LLC by the Buyer Parties as of June 29, 2012, and for the six months ended June 29, 2012 and the twelve months ended December 30, 2011, with the related notes thereto are filed as Exhibit 99.4. They are not necessarily indicative of the operating results or financial position that would have been achieved had the acquisition been consummated as of the dates indicated or of the results that may be obtained for future periods.

(c) The following exhibits are filed with this Current Report on Form 8-K/A:

Exhibit No.	Description

2.1**	Securities Purchase Agreement, dated as of August 10, 2012, among The Chefs’ Warehouse Parent, LLC, The Chefs’ Warehouse Mid-Atlantic, LLC, Michael’s Finer Meats, LLC and the other parties party thereto (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to this agreement are omitted, but will be provided supplementally to the Securities and Exchange Commission upon request).

23.1*	Consent of GBQ Partners, LLC, Independent Auditors

99.1**	Press Release dated August 13, 2012.

99.2*	Audited financial statements of Michael’s Finer Meats, LLC as of December 25, 2011 and December 26, 2010, and for the years ended December 25, 2011, December 26, 2010 and December 27, 2009.

99.3*	Unaudited financial statements of Michael’s Finer Meats, LLC as of June 24, 2012 and June 26, 2011, and for the six months ended June 24, 2012 and June 26, 2011, and the notes thereto.

99.4*	The unaudited pro forma condensed combined financial information reflecting the acquisition of Michael’s Finer Meats, LLC by the Buyer Parties as of June 29, 2012, and for the periods ended June 29, 2012 and December 30, 2011, with the related notes thereto.

*	Filed herewith.
**	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2012

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1**

Securities Purchase Agreement, dated as of August 10, 2012, among Chefs’ Warehouse Parent, LLC, The Chefs’

Warehouse Mid-Atlantic, LLC, Michael’s Finer Meats, LLC and the other parties party thereto (Pursuant to Item 601
(b)(2) of Regulation S-K, the schedules and exhibits to this agreement are omitted, but will be provided supplementally to the Securities and Exchange Commission upon request).

23.1*	Consent of GBQ Partners, LLC, Independent Auditors

99.1**	Press Release dated August 13, 2012.

99.2*	Audited financial statements of Michael’s Finer Meats, LLC as of December 25, 2011 and December 26, 2010, and for the years ended December 25, 2011, December 26, 2010 and December 27, 2009.

99.3*	Unaudited financial statements of Michael’s Finer Meats, LLC as of June 24, 2012 and June 26, 2011, and for the six months ended June 24, 2012, and June 26, 2011, and the notes thereto.

99.4*	The unaudited pro forma condensed combined financial information reflecting the acquisition of Michael’s Finer Meats, LLC by Chef’s Warehouse Parent, LLC and the Chefs’ Warehouse Mid-Atlantic, LLC as of June 29, 2012, and for the periods ended June 29, 2012 and December 30, 2011, with the related notes thereto.

*	Filed herewith.
**	Previously filed.